SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement") is entered into as of June 1, 2007, by Surfect Holdings, Inc., a Delaware corporation (the "Company"), and Surfect Technologies, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Surfect Technologies"), to and in favor of Birchten Investments, Ltd, an International Business Company organized under the laws of the Bahamas, Gemini Master Fund, Ltd, a California Corporation, London Family Trust, a California Trust and Jacob Honig Irrevocable Trust, a Florida Trust (together, the "Secured Parties"), as contemplated by the Securities Purchase Agreement, dated of even date herewith, by and among the Company, the Secured Parties and Granite Financial Group (the "Purchase Agreement"; capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement), and the Notes.

RECITALS

WHEREAS, pursuant to the Purchase Agreement, the Company is issuing to each Secured Party a 10% senior secured promissory note dated of even date herewith in the combined principal amount of One Million Five Hundred Thousand Dollars ($1,500,000);

WHEREAS, in order to induce the Secured Parties to accept the Notes in accordance with the Purchase Agreement, and in consideration therefor, the Company has agreed to grant to the Secured Parties, on a pari passu basis, a perfected lien on and security interest in the Collateral (as defined below) in order to secure the due and punctual payment of (a) the principal and interest (including, without limitation, interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations, including but not limited to fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including, without limitation, monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding regardless of whether allowed or allowable in such proceeding), of the Company under the Notes and/or any of the other Transaction Documents (collectively, the "Obligations"); and

WHEREAS, it is a condition precedent to the purchase and acceptance of the Notes by the Secured Parties that the Company executes and delivers this Agreement.

NOW, THEREFORE, in consideration of the premises and in reliance on the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company hereby agree as follows:

ARTICLE 1
SECURITY INTEREST

1.1 Grant of Security Interest. As security for the Obligations, the Company hereby assigns, pledges and grants a continuing and unconditional security interest, on a pari passu basis, to the Secured Parties and their respective successors and assigns, in and to all of the personal property of the Company and any existing or future Subsidiaries, wherever located, and whether now owned or hereafter acquired, including:

(a) all equipment (including all "Equipment" as such term is defined in Section 9-102(a)(33) of the Uniform Commercial Code as in effect from time to time in the State of New York (the "Code")), machinery, vehicles, fixtures, improvements, supplies, furniture, and other fixed assets, all as now owned or hereafter acquired by the Company and any Subsidiary or in which the Company or any Subsidiary has or hereafter acquires any interest, and any items substituted therefor as replacements and any additions or accessions thereto (all of the property described in this clause (a) being hereinafter collectively referred to as "Equipment");

(b) all goods (including all "Goods" as defined in Section 9-102(a)(44) of the Code) and all inventory (including all "Inventory" as defined in Section 9-102(a)(48) of the Code) of the Company and any Subsidiary, now owned or hereafter acquired by the Company or any Subsidiary or in which the Company or any Subsidiary has or hereafter acquires any interest, including but not limited to, raw materials, scrap inventory, work in process, products, packaging materials, finished goods, documents of title, chattel paper and other instruments covering the same and all substitutions therefor and additions thereto (all of the property described in this clause (b) being hereinafter collectively referred to as "Inventory");

(c) all present and future accounts in which the Company or any Subsidiary has or hereafter acquires any interest (including all "Accounts" as defined in Section 9-102(a)(2) of the Code), contract rights (including all rights to receive payments and other rights under all equipment and other leasing contracts) and rights to payment and rights or accounts receivable evidencing or representing indebtedness due or to become due of the Company or any Subsidiary on account of goods sold or leased or services rendered, claims and instruments (including tax refunds, royalties and all other rights to the payment of money of every nature and description), including but not limited to, any such right evidenced by chattel paper (whether in tangible, electronic or other form), and all liens, securities, guaranties, remedies, security interests and privileges pertaining thereto (all of the property described in this clause (c) being hereinafter collectively referred to as "Accounts");

(d) all investment property now owned or hereafter acquired by the Company or any Subsidiary (including all "Investment Property" as defined in Section 9-102(a)(49) of the Code), including, without limitation, all securities (certificated and uncertificated), securities accounts, securities entitlements, commodity contracts and commodity accounts, and all dividends and distributions paid or payable thereon; provided, however, that with respect to securities constituting capital stock or other

equity interests in entities whose jurisdiction of formation is other than the United States of America or any state thereof, the Collateral shall not include more than 65% of the outstanding equity securities of any class of any such issuers;

(e) all general intangibles now owned or hereafter acquired by the Company or any Subsidiary or in which the Company or any Subsidiary has or hereafter acquires any interest (including all "General Intangibles" as defined in Section 9-102(a)(42) of the Code), including but not limited to, payment intangibles (including all "Payment Intangibles" as defined in Section 9-102(a)(61) of the Code), chooses in action and causes of action and all licenses and permits (to the extent the collateral assignment of such licenses and permits is not prohibited by applicable law), registrations, franchises, corporate or other business records, systems, designs, software, manuals, procedures, drawings, goodwill, logos, indicia, business identifiers, inventions, processes, production methods, proprietary information, know-how and trade-secrets of the Company or any Subsidiary, and all Owned Intellectual Property, trade-names, copyrights, patents, trademarks (including service marks) and copyright, patent and trademark applications, all continuations thereof in whole or in part, and contract rights (including but not limited to all rights to receive payments and other rights under all equipment and other leasing contracts, instruments and documents owned or used by the Company or any Subsidiary and any goodwill relating thereto);

(f) all other personal property owned by the Company or any Subsidiary or in which the Company or any Subsidiary has or hereafter acquires any interest, wherever located, and of whatever kind or nature, tangible or intangible;

(g) all moneys, cash, chattel paper (including all "Chattel Paper" as defined in Section 9-102(a)(11) of the Code), checks, notes, bills of exchange, documents of title, money orders, negotiable instruments, commercial paper, and other securities, letters of credit (including all "Letter-of-Credit Rights" as defined in Section 9-102(a)(51) of the Code), supporting obligations (including all "Supporting Obligations" as defined in Section 9-102(a)(77) of the Code), instruments (including all "Instruments" as defined in Section 9-102(a)(47) of the Code), documents (including all "Documents" as defined in Section 9-102(a)(30) of the Code) and deposit accounts (including all "Deposit Accounts" as defined in Section 9-102(a)(29) of the Code), deposits and credits from time to time whether or not in the possession of or under the control of the Secured Parties;

(h) all commercial tort claims (as defined in Section 9-102(a)(13) of the Code);

(i) all books and records relating to any of the foregoing assets or property; and

(j) any consideration received or receivable when all or any part of the property referred to in clauses (a) through (i) above is sold, transferred, exchanged, leased, collected or otherwise disposed of, or any value received or receivable as a consequence of possession thereof, including but not limited to, all products, proceeds

(including all "Proceeds" as defined in Section 9-102(a)(64) of the Code), cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or other documents, insurance proceeds, condemnation awards or proceeds of other proceeds now or hereafter owned by the Company or any Subsidiary or in which the Company or any Subsidiary has an interest.

The property set forth in clauses (a) through (j) of the preceding sentence is referred to herein as the "Collateral."

1.2 Perfection of Security Interests. (a) The Company hereby authorizes the Secured Parties to file a financing statement or financing statements and other filing or recording documents or instruments (collectively, the "Financing Statements") describing the Collateral in any and all jurisdictions and filing offices where the Secured Parties deem such filing to be necessary or appropriate including, without limitation, the jurisdiction of the debtor's location for purposes of the Code. For purposes of this Section 1.2(a), the Financing Statements shall be deemed to include any amendment, modification, assignment, continuation statement or other similar instrument consistent with the rights granted to Secured Parties under this Agreement and the Purchase Agreement.

(b) The Company shall cooperate with Secured Parties in obtaining control (including "Control" as contemplated by Section 9-312(b) of the Code) with respect to Collateral consisting of deposit accounts, investment property and electronic chattel paper.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties. The Company represents and warrants that:

(a) The Company or a Subsidiary has and shall have good and indefeasible title to all the Collateral owned by it, wherever and whenever acquired, free and clear of any lien or encumbrance except for (i) any and all liens or security interests granted by the Company or Surfect Technologies existing on the date hereof, (ii) liens for taxes, assessments and other governmental charges or levies not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings with adequate reserves on the books of the Company or a Subsidiary, (iii) liens or claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings, (iv) liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance, social security or similar legislation, (v) liens securing purchase money indebtedness or capitalized leases for the acquisition or leasing of capital assets provided that such liens shall be created substantially simultaneously with the

acquisition or lease of the subject assets, do not at any time encumber any property or assets other than the assets acquired in such purchase money financing or capitalized lease, and do not secure any amount exceeding the original purchase price or lease payment amount of the acquired assets at the time that such assets were acquired by the Company, and (vi) liens arising from judgments, decrees or attachments to the extent and only so long as such judgment, decree or attachment has not caused or resulted in an Event of Default; (vii) leases, subleases, licenses and sublicenses granted to others in the ordinary course of Grantor's business not interfering in any material respect with the conduct of the business of Company and not materially detracting from the value of the Collateral; (viii) liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights-of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; and (ix) the liens and security interests of the Secured Parties pursuant to this Agreement (collectively, "Permitted Liens"). Neither the Company nor any Subsidiary has not filed, nor is there on record, a financing statement under the Code (or similar statement or instrument of registration under the law of any jurisdiction) covering any Collateral except for Permitted Liens. No consent of any other person is required on the part of the Company or any Subsidiary for the Company's execution, delivery and performance of this Agreement and the granting of the liens hereunder.

(b) Schedule A hereto lists, as to the Company, (i) the Company's principal executive office and other place(s) of business, (ii) the address where the books and records relating to the Collateral are maintained, (iii) any other location of any Equipment or tangible Collateral, (iv) the location of leased facilities and name of each lessor/sublessor, (vi) all Owned Intellectual Property and Licensed Intellectual Property of the Company (setting forth, with respect to all owned patents, trademarks and copyrights or applications therefor, the name, registered owner, filing date, registration number or serial number, as applicable), and (vii) all other names by which the Company or any Subsidiary has been known or under which the Company, any Subsidiary or any respective predecessor has done business within the past five (5) years, and all entities or businesses acquired by the Company or any Subsidiary (whether through stock purchase, merger, consolidation, share exchange, acquisition of assets or otherwise) within the past five (5) years.

(c) Each of the Company and the Subsidiaries has paid or will pay when due all taxes, fees, assessments and other charges now or hereafter imposed upon the Collateral except for any tax, fee, assessment or other charge the validity of which is being contested in good faith by appropriate proceedings and so long as the Company or such Subsidiary shall have set aside on its books adequate reserves with respect thereto.

(d) As a result of the execution and delivery of this Agreement and the filing of any financing statements or other documents necessary to assure, preserve and perfect the security interest created hereby to the extent a lien may be perfected by filing a financing statement, the Secured Parties shall have a valid and perfected lien on, and a continuing security interest in, the Collateral and such lien shall be superior and prior to all other liens, subject, in each case, only to the Permitted Liens.

(e) All Accounts represent bona fide transactions completed in accordance with the terms and provisions contained in the contracts, agreements, invoices and other documents governing or evidencing the same. As of the date hereof, there are no setoffs, counterclaims or disputes existing or asserted with respect to Accounts, subject only to non-material set off, return and similar rights arising in the ordinary course of business. Neither the Company nor any Subsidiary has made any agreement with any account debtor for any deduction therefrom except non-material set-offs and claims arising in the ordinary course of business. To the Company's knowledge, at the date hereof, all account debtors have the capacity to contract and are solvent, and each Account constitutes the legally valid and binding obligation of the subject account debtor. To the Company's knowledge, the goods giving rise to Accounts are not subject to any lien, claim or encumbrance except (i) set-off and claims arising in the ordinary course of business, and (ii) liens, claims and encumbrances in favor of the Secured Parties.

(f) All Inventory is of good and merchantable quality, free from any material defects. To the Company's knowledge, none of such Inventory is subject to any licensing, patent, trademark, trade name or copyright with any person that restricts the Company's ability to manufacture and/or sell Inventory. The completion of the manufacturing process of such Inventory by a person other than the Company or a Subsidiary is permitted under each contract to which the Company is a party or to which the subject Inventory is subject. All Inventory has been and will be manufactured in compliance with the Fair Labor Standards Act and other applicable law.

(g) None of the Collateral is held by a third party in any location as assignee, trustee, bailee, consignee or in any similar capacity.

(h) The Company is a Delaware corporation whose legal name is Surfect Holdings, Inc., whose federal tax identification number is 88-0513176, and whose Delaware organizational identification number is 4217552. Surfect Technologies is a Delaware corporation whose legal name is Surfect Technologies, Inc., whose federal tax identification number is 85-0477420, and whose Delaware organizational identification number is 4122366.

2.2 Survival. All representations, warranties and agreements of the Company and the Subsidiaries contained in this Agreement shall survive the execution, delivery and performance of this Agreement and shall, except for any covenants which expressly continue thereafter, continue until the termination of this Agreement pursuant to Section 5.5 hereof.

ARTICLE 3
COVENANTS

3.1 Covenants. The Company hereby covenants and agrees with the Secured Parties that so long as this Agreement shall remain in effect, any Obligations shall remain unpaid or unperformed, and/or the Post-Closing Commitment shall have expired or been terminated, (a) the Company shall promptly give written notice to the Secured Parties of any adverse claim or levy or attachment, execution or other process

against any of the Collateral; (b) at the Company's own cost and expense, the Company shall take or cause to be taken any and all lawful actions necessary or desirable to defend the Collateral against the claims and demands of all persons other than the Secured Parties and persons holding Permitted Liens, and to defend the security interest of the Secured Parties in the Collateral and the priority thereof against any lien or encumbrance of any nature other than Permitted Liens; (c) the Company shall keep or cause to be kept all tangible Collateral properly insured with financially sound and reputable insurers, against loss by fire, explosion, theft, fraud and such other casualties; (d) the Company shall keep, or cause to be kept, all Equipment and other tangible Collateral in good order and repair (normal wear and tear excepted) and promptly notify the Secured Parties of any event causing any material loss, damage or depreciation in value of the Collateral in the aggregate and of the estimated extent of such loss, damage or depreciation; (e) at the Secured Parties' request, the Company shall mark, or cause to be marked, any Collateral that is chattel paper with a legend showing the Secured Parties' lien and security interest therein, and/or shall deliver same to the Secured Parties; (f) the Company shall promptly give, or cause to be given, written notice to the Secured Parties of any change in or addition to the intellectual property rights material to its business or any change in any of the information set forth on Schedule A hereto, and update such Schedule A accordingly if so requested by the Secured Parties; (g) the Company shall promptly notify the Secured Parties in writing of the particulars of any and all commercial tort claims held or acquired by the Company or any Subsidiary at any time and from time to time; and (h) neither the Company nor any Subsidiary shall (i) amend or terminate any contract or other document or instrument constituting part of the Collateral, except for transactions in the ordinary course of business, (ii) voluntarily or involuntarily exchange, lease, sell, transfer or otherwise dispose of any Collateral other than in the ordinary course of business, (iii) make any compromise, settlement, discharge or adjustment or grant any extension of time for payment with respect to any Account or any lien, Guaranty or remedy pertaining thereto, except for transactions in the ordinary course of business, (iv) except upon thirty (30) days prior written notice to the Secured Parties, change its name, or the location of any Collateral (other than Collateral that constitutes goods that are mobile and that are of the type normally used in more than one jurisdiction or otherwise in the ordinary course of business (including without limitation, sales and shipments of inventory in the ordinary course of business)) or (v) change the location of its principal executive office or jurisdiction of incorporation.

3.2 Further Deliveries. The Company hereby covenants and agrees with the Secured Parties that so long as this Agreement shall remain in effect, any Obligations shall remain unpaid or unperformed, upon the reasonable request of the Secured Parties, the Company shall, (a) at any time and from time to time, execute and deliver, or cause to be executed and delivered, any and all specific collateral assignments which the Secured Parties may reasonably request with respect to Owned Intellectual Property, and the Secured Parties hereby consent to the filing thereof with the United States Patent and Trademark Office, the United States Copyright Office, and/or any other governmental agency or office (domestic or foreign) in which such filing may be appropriate, (b) use all reasonable efforts to cause each depository bank holding a deposit account of the Company, and each securities intermediary holding any investment property owned by the Company, to execute and deliver, or cause to be executed and

delivered, a control agreement sufficient to provide the Secured Parties with control of such deposit account or investment property, and otherwise in form and substance reasonably satisfactory to the Secured Parties, and the Company shall itself execute and deliver, or cause to be executed and delivered, any and all such control agreements (and in the event that any such depository bank or securities intermediary refuses to execute and deliver such control agreement, the Secured Parties may require the applicable deposit account or investment property to be transferred to another institution which will execute and deliver such control agreement), (c) with respect to all letter of credit rights and electronic chattel paper owned or held by the Company, take, or cause to be taken, such actions and deliver, or cause to be delivered, such agreements to provide the Secured Parties with control thereof, (d) with respect to any Collateral which is the subject of or evidenced by a certificate of title, cause the Secured Parties' security interests to be officially noted on such certificate of title, (e) obtain for the benefit of the Secured Parties a landlord waiver or landlord subordination agreement pursuant to which, among other things, the landlord of each premises at which any material amount of Collateral is located agrees to treat all such Collateral as personal property (and not as fixtures) and agrees to waive or subordinate in favor of the Secured Parties any and all liens and security interests (whether pursuant to a lease agreement, by statute, or otherwise) which such landlord may have for unpaid rent or otherwise, and/or obtain such landlord's written consent to a collateral assignment of the subject lease in favor of the Secured Parties and (f) in the event that any of the Collateral is at any time or from time to time held by any bailee, warehouseman, consignee or other person, notify such person in writing of the Secured Parties' security interests in such Collateral, and shall use reasonable best efforts to obtain such person's written agreement to hold such Collateral for the Secured Parties' account and subject to the Secured Parties' instructions and to deliver to the Secured Parties all warehouse receipts, bills of lading or other similar documents (duly endorsed in favor of the Secured Parties) relating to such Collateral. In addition the Company shall notify the Secured Parties not less than thirty (30) days prior to acquiring any fee interest in any real property, and shall execute and deliver, or cause to be executed and delivered, to the Secured Parties a mortgage or deed of trust on such real property to secure the Obligations, which shall be senior and in priority to any other mortgage or deed of trust other than Permitted Liens.

3.3 Intellectual Property. (a) Except as could not reasonably be expected to have a Material Adverse Effect, the Company or a Subsidiary (either itself or through licensees) (i) will continue to use each registered trademark (owned by the Company or a Subsidiary) and trademark for which an application (owned by the Company or a Subsidiary) is pending, to the extent reasonably necessary to maintain such trademark in full force free from any claim of abandonment for non-use, (ii) will maintain products and services offered under such trademark at a level not less than the quality of such products and services as of the date hereof, (iii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such trademark could reasonably be expected to become invalidated or impaired in any way, (iv) will not do any act, or knowingly omit to do any act, whereby any issued patent owned by the Company or a Subsidiary would reasonably be expected to become forfeited, abandoned or dedicated to the public, (v) will not (and will not permit any

licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any registered copyright owned by the Company or a Subsidiary or copyright for which an application is pending (owned by the Company or a Subsidiary) could reasonably be expected to become invalidated or otherwise impaired, and (vi) will not (either itself or through licensees) do any act whereby any material portion of the Company's or a Subsidiary's owned copyrights may fall into the public domain.

(b) The Company will give prompt written notice to the Secured Parties if the Company knows, or has reason to know, that any application or registration relating to any material Owned Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding the Company's ownership of, or the validity of, any material Owned Intellectual Property or the Company's right to register the same or to own and maintain the same.

(c) Whenever the Company or a Subsidiary, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Company shall report such filing to the Secured Parties in writing within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Secured Parties, the Company shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Secured Parties may reasonably request to evidence the Secured Parties' security interests in any material copyright, patent or trademark and the goodwill and general intangibles of the Company and the Subsidiaries relating thereto or represented thereby.

(d) The Company will take, or cause to be taken, all reasonable and necessary steps, at the Company's sole cost and expense, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Owned Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(e) In the event that any material Owned Intellectual Property owned by the Company or a Subsidiary is infringed, misappropriated or diluted by a third party, the Company or such Subsidiary shall (i) at its sole cost and expense, take such actions as the Secured Parties shall reasonably request or the Company or such Subsidiary shall reasonably deem appropriate under the circumstances to protect such Owned Intellectual Property, and (ii) if such Owned Intellectual Property is of material economic value, promptly notify the Secured Parties after the Company learns of such infringement, misappropriation or dilution.

ARTICLE 4
REMEDIAL MATTERS

4.1 Event of Default. An "Event of Default" shall exist hereunder (a) if an Event of Default shall occur under any of the Notes, or (b) if the Company or any Subsidiary shall breach in any material respect any agreement contained herein or otherwise default in any material respect in the observance or performance of any of the covenants, terms, conditions or agreements on the part of the Company contained in this Agreement and such non-observance or non-performance continues for a period of thirty (30) days after the earlier of (i) written notice from the Secured Parties of such default or (ii) actual knowledge of the Company of such default.

4.2 Collections. Upon the occurrence and during the continuance of an Event of Default, the Secured Parties may, in their sole discretion: (a) communicate with the account debtors of any and all Accounts, and require the Company to notify such account debtors and any and all parties to any contracts included in the Collateral, notifying such account debtors and parties to contracts that the subject Accounts and contracts have been assigned to the Secured Parties; (b) demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to any of the Collateral, but shall be under no obligation to do so; and/or (c) extend the time of payment, arrange for payment in installments, or otherwise modify the term of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Company or any Subsidiary, other than to discharge the Company or a Subsidiary in so doing with respect to liabilities of the Company or a Subsidiary to the extent that the liabilities are paid or repaid. After the occurrence and during the continuance of an Event of Default, any money, checks, notes, bills, drafts, or commercial paper received by the Company or a Subsidiary shall be held in trust for the Secured Parties and shall be promptly (and in any event within ten (10) Business Days after receipt by the Company) turned over to the Secured Parties as its interest shall appear. Upon the occurrence and during the continuance of an Event of Default, the Secured Parties may make such payments and take such actions as the Secured Parties deem necessary to protect their security interests in the Collateral or the value thereof, and the Secured Parties are hereby unconditionally and irrevocably authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest or compromise any liens which in the judgment of the Secured Parties appear to be equal to, prior to or superior to its security interest in the Collateral and any liens not expressly permitted by this Agreement.

4.3 Possession; Sale of Collateral. (a) Upon the occurrence and during the continuance of an Event of Default, the Secured Parties may: (i) require the Company to assemble, or cause to be assembled, the tangible assets that comprise part of the Collateral and make them available to the Secured Parties at any place or places reasonably designated by the Secured Parties; (ii) to the extent permitted by applicable law, with or without notice or demand for performance and without liability for trespass, enter any premises where the Collateral may be located and peaceably take possession of the same, and may demand and receive such possession from any person who has

possession thereof, and may take such measures as it may deem necessary or proper for the care or protection thereof (including, but not limited to, the right to remove all or any portion of the Collateral); and (iii) with or without taking such possession may sell or cause to be sold, in one or more sales or parcels, for cash, on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at public or private sale or at any broker's board or any securities exchange, without demand of performance or notice of intention to sell or of time or place of sale, except ten (10) days' written notice to the Company of the time and place of such sale or sales (and such other notices as may be required by applicable statute, if any, and which cannot be waived), which the Company hereby expressly acknowledges is commercially reasonable. The Secured Parties shall have no obligation to clean-up or otherwise prepare any Collateral for sale. The Collateral may be sold or disposed of for cash, upon credit or for future delivery as the Secured Parties shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Company or any Subsidiary. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Parties may determine. The Secured Parties shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Parties may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Secured Parties may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any disposition of the Collateral. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Parties until the sale price is paid by the purchaser or purchasers thereof. The Secured Parties shall not incur any liability for the failure to collect or realize upon any or all of the Collateral or for any delay in doing so and, in case of any such failure, shall not be under any obligation to take any action with respect thereto; provided, such Collateral may be sold again upon like notice. If any Collateral is sold upon credit, the Company will be credited only with payments actually made by the purchaser, received by the Secured Parties and applied to the Obligations in accordance with Section 4.4. In the event the purchasers fail to pay for the Collateral, the Secured Parties may resell the Collateral. At any public sale made pursuant to this Section 4.3, the Secured Parties may bid for or purchase, free from any right of redemption, stay or appraisal and all rights of marshalling, the Collateral and any other security for the Obligations (all such rights being also hereby waived and released by the Company to the fullest extent permitted by law), and may make payment on account thereof by using any claim then due and payable to the Secured Parties from the Company as a credit against the purchase price, and the Secured Parties may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Company or any Subsidiary therefor. As an alternative to exercising the power of sale herein conferred upon it, the Secured Parties may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or

decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. In any action hereunder, the Secured Parties shall be entitled to the appointment of a receiver without notice, to peaceably take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver. Notwithstanding the foregoing, if an Event of Default shall occur and be continuing, the Secured Parties shall be entitled, in its discretion, to apply any cash or cash items constituting Collateral in its possession to payment of the Obligations, and to set off the Obligations against any and all liabilities or obligations owed by a Secured Party to the Company, in each case without notice to the Company (any such notice being hereby expressly waived by the Company); and the Secured Parties shall endeavor to notify the Company promptly upon any such application or set-off, provided that the failure to give any such notice shall not affect the validity of such application or set-off.

(b) If an Event of Default shall occur and be continuing, the Secured Parties shall, in addition to exercising any and all rights and remedies afforded to it hereunder, have all the rights and remedies of a secured party under all applicable provisions of law, including but not limited to the Code.

(c) If an Event of Default shall occur and be continuing, the Secured Parties shall be entitled (but shall not be required) to (i) operate any or all of the Collateral, (ii) perform any and all obligations of the Company under any contract included within the Collateral and exercise all rights of the Company thereunder, (ii) do all other acts which the Secured Parties may deem necessary or appropriate to protect its security interest hereunder, and (iv) sell, assign, subcontract or otherwise transfer any such contract (subject, however, to the prior approval of each other party to such contract to the extent required thereunder). The Company agrees that notwithstanding anything to the contrary contained in this Agreement, the Company shall remain liable under each contract or other agreement giving rise to Accounts and general intangibles and all other contracts or agreements constituting part of the Collateral and the Secured Parties shall not have any obligation or liability in respect thereof.

(d) After the occurrence and during the continuance of an Event of Default, upon the Secured Parties' request, the Company shall deliver to the Secured Parties all original and other documents, evidencing and relating to the sale and delivery of Inventory or Accounts, including but not limited to, all original orders, invoices and shipping receipts. The Company shall also furnish to the Secured Parties, reasonably promptly upon the request of the Secured Parties, to the extent available, such reports, reconciliations and aging balances regarding Accounts as the Secured Parties may reasonably request from time to time.

(e) After the occurrence and during the continuance of an Event of Default, the Secured Parties shall have the right (i) to receive any and all cash dividends, payments or distributions paid or payable in respect of any investment property included in the Collateral, (ii) to cause such investment property to be registered in the name of the Secured Parties or their respective nominees, and (iii) to exercise all voting and other rights pertaining to such investment property and any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such

investment property as if the Secured Parties were the absolute owner thereof. The Company hereby authorizes each issuer of investment property included in the Collateral to rely, without investigation, on any notice given by the Secured Parties which states the existence of an Event of Default and requires compliance with instructions of the Secured Parties with respect to such investment property, without requirement of any other or further instructions from the Company; and the Company agrees that each such issuer shall be fully protected in so complying with any such notice and instruction.

4.4 Application of Proceeds. Unless the Secured Parties otherwise direct, the proceeds of any sale of Collateral pursuant to this Agreement or otherwise shall be applied after receipt by the Secured Parties as follows:

(a) First, to the payment of all costs, fees and expenses of the Secured Parties and their respective agents, representatives and attorneys incurred in connection with such sale or with the retaking, holding, handling, preparing for sale (or other disposition) of the Collateral or otherwise in connection with any of the Notes, this Agreement or any of the Obligations, including, but not limited to, the reasonable fees and expenses of the Secured Parties' agents and attorneys and court costs (whether at trial, appellate or administrative levels), if any, incurred by the Secured Parties in so doing;

(b) Second, to the payment of the outstanding principal balance, accrued interest, fees and other amounts payable on the Obligations in such order as the Secured Parties may determine; and

(c) Third, to the Company or to such other Person as a court may direct.

4.5 Authority of Secured Parties. The Secured Parties shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Secured Parties by the terms hereof, together with such powers as are reasonably incidental thereto. The Secured Parties may execute any of its duties hereunder by or through its agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder.

4.6 Certain Waivers; Company Not Discharged. The Company expressly and irrevocably waives (to the extent permitted by applicable law) presentment, demand for payment and protest of nonpayment in respect of its Obligations under this Agreement. The obligations and duties of the Company hereunder are irrevocable, absolute, and unconditional and shall not be discharged, impaired or otherwise affected by (a) the failure of the Secured Parties to assert any claim or demand or to enforce any right or remedy against the Company or any grantee or any Collateral under the provisions of this Agreement or any waiver, consent, extension, indulgence or other action or inaction in respect thereof, (b) any extension or renewal of any part of the Obligations, (c) the release of any security interests in any part of the Collateral or the release, sale or exchange of or failure to foreclose against any security held by or for the

benefit of the Secured Parties for payment or performance of the Obligations, (d) the bankruptcy, insolvency or reorganization of the Company or any grantee or any other Persons, or (e) any change, restructuring or termination of the corporate structure or existence of the Company or any grantee or any restructuring, refinancing, subordination or other change or variation in the terms of all or any portion of the Obligations.

4.7 Transfer of Security Interest. The Secured Parties may transfer to any other Person all or any part of the liens and security interests granted hereby, and all or any part of the Collateral which may be in the Secured Parties' possession. Upon such transfer, the transferee shall be vested with all the rights and powers of the Secured Parties hereunder with respect to such of the Collateral as is so transferred, but, with respect to any of the Collateral not so transferred, the Secured Parties shall retain all of its rights and powers (whether given to it in this Agreement, or otherwise).

ARTICLE 5
MISCELLANEOUS

5.1 Further Assurances. The Company agrees, at its expense, to do such further things, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Secured Parties may from time to time reasonably request for the better preservation and perfection of the security interests and the rights and remedies created hereby, including but not limited to the execution and delivery of such schedules of Collateral and additional assignments, agreements and instruments, the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting and maintenance of the security interests created hereby and the execution, filing and recordation of any financing statements (including fixture filings) or other documents as the Secured Parties may deem reasonably necessary or desirable for the perfection of the security interests granted hereunder. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Secured Parties, duly endorsed in a manner satisfactory to the Secured Parties. If any Collateral requires possession thereof to perfect the Secured Parties' security interests hereunder, such Collateral shall be immediately delivered to the Secured Parties or their respective agents, upon the reasonable request of the Secured Parties. If at any time the Company shall take and perfect a security interest in any property to secure payment and performance of an Account, the Company, upon the request of the Secured Parties, shall promptly assign such security interest to the Secured Parties. The Company agrees that, after the occurrence and during the continuance of an Event of Default, it shall upon request of the Secured Parties, take, or cause to be taken, any and all actions, to the extent permitted by applicable law, at its own expense, to obtain the approval of any governmental authority for any action or transaction contemplated by this Agreement that is then required by law, and specifically, without limitation, upon request of the Secured Parties, to prepare, sign and file with any governmental authority the Company's portion of any application or applications for consent to the assignment of licenses held by the Company, or for consent to the possession and sale of any of the Collateral by or on behalf of the Secured Parties. The Company and each Subsidiary shall at all times, at its own expense and cost,

keep accurate and complete records with respect to the Collateral, including but not limited to a record of all payments and proceeds received in connection therewith or as a result of the sale thereof and of all credits granted, and agrees that the Secured Parties or its representatives shall have the right at any reasonable time and from time to time to call at the Company's place or places of business to inspect the Collateral and to examine or cause to be examined all of the books, records, journals and other data relating to the Collateral and to make extracts therefrom or copies thereof as are reasonably requested; provided that such inspections shall occur no more often than quarterly unless an Event of Default has occurred and is continuing..

5.2 Effectiveness. This Security Agreement shall take effect immediately upon execution and delivery by the Company.

5.3 Indemnity; Reimbursement of Secured Parties; Deficiency. In connection with the administration and enforcement or exercise of any right or remedy granted to the Secured Parties hereunder or under any other security documents, the Company shall, subject to the limitations set forth hereafter, (a) indemnify, defend and hold harmless each Secured Party from and against any and all claims, demands, losses, judgments and liabilities (including but not limited to liabilities for taxes and penalties) of whatever nature, incurred by or assessed against such Secured Party in connection with such administration, enforcement or exercise (including in connection with any workout, restructuring, bankruptcy or any similar proceeding), and (b) reimburse each Secured Party for all reasonable costs and expenses, including but not limited to the reasonable fees and disbursements of attorneys, incurred by or assessed against such Secured Party in connection with such administration, enforcement or exercise (including in connection with any workout, restructuring, bankruptcy or any similar proceeding. The foregoing indemnity agreement includes all reasonable costs incurred by the Secured Parties in connection with any litigation relating to the Collateral whether or not the Secured Party shall be a party to such litigation, including but not limited to the reasonable fees and disbursements of attorneys for the Secured Parties, and any out-of-pocket costs incurred by the Secured Parties in appearing as a witness or in otherwise complying with legal process served upon it. The obligations of the Company in this Section 5.3 shall not apply to any claims or losses that arise from the gross negligence or willful misconduct of a Secured Party. All indemnities contained in this Section 5.3 and elsewhere in this Agreement shall survive the expiration or earlier termination of this Agreement. After application of the proceeds by the Secured Parties pursuant to Section 4.4 hereof, the Company shall remain liable to the Secured Parties for any deficiency. The provisions of this Section 5.3 shall survive any termination of this Agreement and release of liens hereunder.

5.4 Continuing Lien. It is the intent of the parties hereto that (a) this Agreement shall constitute a continuing agreement as to any and all future, as well as existing transactions, between the Company and the Secured Parties under or in connection with the Notes, the Purchase Agreement and the other Transaction Documents, and (b) the security interest provided for herein shall attach to after-acquired as well as existing Collateral.

5.5 Release. Upon payment in full of the Obligations or the conversion of the entire principal balance and all accrued and unpaid interest under the Notes, the Secured Parties shall reassign, redeliver and release (or cause to be so reassigned, redelivered and released), without recourse upon or warranty by the Secured Parties, and at the sole expense of the Company, to the Company, against receipt therefor, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Secured Parties pursuant to the terms hereof and not theretofore reassigned, redelivered and released to the Company, together with appropriate instruments of reassignment and release.

5.6 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given:

(i) if to the Company:

Surfect Holdings, Inc.
12000-G Candelaria NE
Albuquerque, New Mexico 87112
Attention: Chief Executive Officer
Facsimile: (505) 294 6311

with a copy to:

Brownstein Hyatt Farber Schreck, P.C.
201 Third Street NW, Suite 1700
Albuquerque, New Mexico 87102
Attention: Eduardo Duffy, Esq.
Facsimile: (505) 244 9266

(ii) if to an Investor:

At the address set forth opposite such Investor's name on Exhibit A.

with a copy to:

Greenberg Traurig, LLP
Met Life Building
200 Park Avenue
New York, New York 10166
Attention: Anthony Marsico, Escq.
Facsimile: (212) 801-6400

or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 5.6. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 5.6. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 5.6 shall be deemed given at the time of receipt thereof.

5.7 Successors and Assigns. This Security Agreement shall be binding upon and inure solely to the benefit of each party hereto and their successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Secured Parties. The Secured Parties may assign their respective rights hereunder without prior written consent of the Company.

5.8 Governing Law; Jurisdiction; Waiver of Jury Trial. The provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions. The Company hereby irrevocably consents to the jurisdiction of all courts (state and federal) sitting in the State of New York in connection with any claim, action or proceeding relating to or for enforcement of this Agreement, and hereby waives any defense of inconvenient forum or other such claim or defense in respect of the lodging of any such claim, action or proceeding in any such court. THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT.

5.9 Waivers. No failure or delay of the Secured Parties in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or future exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties hereunder are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights or remedies which it would otherwise have. No course of conduct or course of dealing, or any delay, indulgence or other act or omission of the Secured Parties, shall affect or impair, or constitute a waiver of, any of the Secured Parties' rights or remedies hereunder, except to the extent set forth in a written agreement as provided in Section 5.10. No waiver of any provision of this Agreement or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be evidenced as provided in Section 5.10, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

5.10 Amendments. Neither this Agreement nor any provision hereof may be amended or modified, and no required performance hereunder may be waived,

except pursuant to an agreement or agreements in writing signed by the party to be charged therewith.

5.11 Severability. In the event any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such provision shall be limited in scope or effect to the extent necessary so as to permit such provision to be enforceable to the fullest extent permitted by applicable law, and the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby.

5.12 Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered or mailed to the Secured Parties.

5.13 Headings. Article and Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

5.15 Interpretation. In the event of any express conflict between this Agreement and the Purchase Agreement, the terms of the Purchase Agreement shall control; provided, that the imposition of any greater or more specific standard of performance or obligation in this Agreement shall not constitute a conflict with the Purchase Agreement.

5.16 Appointment of Agent. Gemini Strategies, LLC hereby appoints Birchten Investments, Ltd. (the "Agent") to act as its agent for purposes of exercising any and all rights and remedies of it and the Secured Parties hereunder. All action required or permitted to be taken by Gemini Strategies, LLC hereunder shall be taken through the Agent. The Agent shall have the rights, responsibilities and immunities set forth in Schedule B hereto.

5.17. Rights and Obligations between Secured Parties. If an Event of Default occurs and any Secured Party receives payment from the Company, the other Secured Party shall be immediately notified and such payment shall be shared with such other Secured Party. Notwithstanding anything to the contrary contained in the Purchase Agreement, this Agreement or any document executed in connection with the Obligations and irrespective of: (i) the time, order or method of attachment or perfection of the security interests created in favor of the Secured Parties, (ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral; (iii) anything contained in any filing or agreement to which any Secured Party now or hereafter may be a party; and (iv) the rules for determining perfection or priority under the Code or any other law governing the relative priorities of secured creditors, each Secured Party acknowledges that (x) the other Secured Party has a valid security interest in the Collateral and (y) the security interests of the Secured Parties

in any Collateral pursuant to any outstanding Obligations shall be pari passu with each other.

[*Remainder of page intentionally left blank*]

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the date first set forth above.

SURFECT HOLDINGS, INC.

By: [signature]
Name: STEVEN ANDERSON
Title: CEO

SURFECT TECHNOLOGIES, INC.

By: [signature]
Name: STEVEN ANDERSON
Title: CEO

BIRCHTEN INVESTMENTS, LTD.

By:________________________
Name:
Title:

GEMINI STRATEGIES, LLC

By:________________________
Name:
Title:

LONDON FAMILY TRUST

By:________________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By::________________________
Name:
Title:

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the date first set forth above.

SURFECT HOLDINGS, INC.

By:__________________________
Name:
Title:

SURFECT TECHNOLOGIES, INC.

By:__________________________
Name:
Title:

BIRCHTEN INVESTMENTS, LTD.

By:__________________________
Name: Deirdre M. McCov
Title: Director

GEMINI STRATEGIES, LLC

By:__________________________
Name:
Title:

LONDON FAMILY TRUST

By:__________________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By::__________________________
Name:
Title:

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the date first set forth above.

SURFECT HOLDINGS, INC.

By:________________________
Name:
Title:

SURFECT TECHNOLOGIES, INC.

By:________________________
Name:
Title:

BIRCHTEN INVESTMENTS, LTD.

By:________________________
Name:
Title:

GEMINI ~~STRATEGIES, LLC~~ MASTER FUND Ltd.

By: [signature]
Name: STEVEN W. WINTERS
Title: President of the Investment Manager

LONDON FAMILY TRUST

By:________________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By::________________________
Name:
Title:

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the date first set forth above.

SURFECT HOLDINGS, INC.

By:________________________
Name:
Title:

SURFECT TECHNOLOGIES, INC.

By:________________________
Name:
Title:

BIRCHTEN INVESTMENTS, LTD.

By:________________________
Name:
Title:

GEMINI STRATEGIES, LLC

By:________________________
Name:
Title:

LONDON FAMILY TRUST

By: Robert S. London
Name: ROBERT S. LONDON
Title: TRUSTEE

JACOB HONIG IRREVOCABLE TRUST

By::________________________
Name:
Title:

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the date first set forth above.

SURFECT HOLDINGS, INC.

By:______________________
Name:
Title:

SURFECT TECHNOLOGIES, INC.

By:______________________
Name:
Title:

BIRCHTEN INVESTMENTS, LTD.

By:______________________
Name:
Title:

GEMINI STRATEGIES, LLC

By:______________________
Name:
Title:

LONDON FAMILY TRUST

By:______________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By:: Alan S Honig, Trustee
Name: ALAN S. HONIG
Title: TRUSTEE

Schedule A to Security Agreement

1. Principal Executive Office and Other Place(s) of Business:

The principal executive offices of the Company are located at 12000-G Candelaria NE, Albuquerque, New Mexico 87112.

The principal executive offices of Surfect Technologies are located at 12000-G Candelaria NE, Albuquerque, New Mexico 87112. Surfect Technologies also has offices in Tempe, Arizona (used primarily as production and sales space) located at 1800 W. Broadway, Ste. 1, Tempe AZ 85282

2. Address where the books and records relating to the Collateral are maintained

The address where the books and records relating to the Collateral are maintained is 12000-G Candelaria NE, Albuquerque, New Mexico 87112.

(iii) Any other Locations of any Equipment or Tangible Collateral.

All Equipment and Tangible Collateral owned by the Company and by Surfect Technologies are located in New Mexico at the Company's principal executive offices and at Surfect Technologies' offices located in Tempe, Arizona.

(iv) Location of leased facilities and name of each lessor/sublessor:

1. New Mexico Offices: 12000-G Candelaria NE, Albuquerque, New Mexico 87112.
   Landlord: Global Chelwood, Inc.

2. Arizona Offices: 1800 W. Broadway, Ste. 1, Tempe AZ 85282
   Landlord: Robert Colman Trust

(vi) All Owned Intellectual Property and Licensed Intellectual Property of the Company and Surfect Technologies (setting forth, with respect to all owned patents, trademarks and copyrights or applications therefor, the name, registered owner, filing date, registration number or serial number, as applicable).

(see attached schedule)

Surfect Technologies, Inc. Patent List

May 18, 2007

PATENTS OWNED BY SURFECT TECHNOLOGIES, INC.

Patent No.	Title	Status*	Assignee / Inventor
U.S. Patent 5,879,520	Rotary Electrodeposition Apparatus	Issued, license with GET;Surfect Technologies elected not to maintain, patent now expired	Thomas P. Griego
U.S. Patent 6,824,667	Metal Hydride Composite Materials	Issued	Surfect Technologies, Inc./Thomas P. Griego
U.S. Patent 6,890,412	Electrodeposition Apparatus and Method using Magnetic Assistance and Rotary Cathode for Ferrous and Magnetic Particles	Issued	Surfect Technologies, Inc./Thomas P. Griego, John W. Eichman, III
U.S. Patent 6,942,765	Submicron and Nano Size Particle Encapsulation by Electrochemical Process and Apparatus	Issued	Surfect Technologies, Inc./Thomas P. Griego, John W. Eichman, III

U.S. Serial No. 10/728,636	Coated and Magnetic Particles and Applications Thereof	Filed 12/5/03; pending	Surfect Technologies, Inc./Thomas P. Griego
U.S. Serial No. 10/778,647	Apparatus and Method for Highly Controlled Electrodeposition	Filed 2/12/04; Abandoned in favor of 11/212,277	Surfect Technologies, Inc./Thomas P. Griego, Fernando M. Sanchez
Europe Serial No. 03739781.7	Metal Hydride Composite Materials	Filed 9/14/04; pending	Surfect Technologies, Inc./Thomas P. Griego
U.S. Serial No. 11/001,233	Metal Hydride Composite Materials	Filed 11/30/04; pending	Surfect Technologies, Inc./Thomas P. Griego

U.S. Serial No. 11/051,521	Plating Apparatus and Method	Filed 2/4/05; pending	Surfect Technologies, Inc./Martin Bleck, Robert Wayne Berner, Gerry Minogue, Fernando Sanchez, Mathew Hannon, Thomas Griego
Patent Cooperation Treaty Application Serial No. PCT/US05/03760	Plating Apparatus and Method	Filed 2/4/05; lapsed; filed in Japan on 8/4/06	Surfect Technologies, Inc./Martin Bleck, Robert Wayne Berner, Gerry Minogue, Fernando Sanchez, Mathew Hannon, Thomas Griego
Malaysia Serial No. PI 20050446	Plating Apparatus and Method	Filed 2/4/05; Request for Examination filed 2/4/07, awaiting first action	Surfect Technologies, Inc./Martin Bleck, Robert Wayne Berner, Gerry Minogue, Fernando Sanchez, Mathew Hannon, Thomas Griego
Taiwan Serial No. 094103581	Plating Apparatus and Method	Filed 2/4/05; pending; Office Action response filed 9/11/06, awaiting next action from Taiwan Patent Office	Surfect Technologies, Inc./Martin Bleck, Robert Wayne Berner, Gerry Minogue, Fernando Sanchez, Mathew Hannon, Thomas Griego
U.S. Serial No. 11/058,005	Method and Apparatus for Aligning MEMS and Photonics Devices	Filed 2/14/05; pending	Surfect Technologies, Inc./Gerard Minogue, Thomas P. Griego

U.S. Serial No. 11/125,984	Composite Magnetic Particles and Foils	Filed 5/10/05; pending	Surfect Technologies, Inc./Thomas P. Griego, John W. Eichman, III, Geronimo Z. Velasquez
Japan Serial No. 2004-558992	Submicron and Nano Size Particle Encapsulation by Electrochemical Process and Apparatus	Filed 6/3/05; pending; Request for Examination filed 12/1/05, awaiting first Office Action	Surfect Technologies, Inc./Thomas P. Griego, John W. Eichman, III
Japan Serial No. 2005-508466	Coated and Magnetic Particles and Applications Thereof	Filed 6/3/05; pending; Request for Examination filed 12/5/06, awaiting first Office Action	Surfect Technologies, Inc./Thomas P. Griego
U.S. Serial No. 11/212,277	Dynamic Profile Anode	Filed 8/25/05	Surfect Technologies, Inc.; Thomas P. Griego, Fernando M. Sanchez
Patent Cooperation Treaty Application Serial No. PCT/US05/30694	Dynamic Profile Anode	Filed 8/26/05; lapsed; entered Japan and Singapore on 2/26/07	Surfect Technologies, Inc.; Thomas P. Griego, Fernando M. Sanchez

Taiwan Serial No. 094129290	Dynamic Profile Anode	Filed 8/26/05; pending	Surfect Technologies, Inc.; Thomas P. Griego, Fernando M. Sanchez
U.S. Serial No. 11/225,933	Submicron and Nano Size Particle Encapsulation by Electrochemical Process and Apparatus	Filed 9/13/05; pending; PTO projects 16 months to first Office Action	Surfect Technologies, Inc./Thomas P. Griego, John W. Eichman, III
U.S. Provisional Application Serial No. 60/807,457	Anodes for Plating Systems	Filed 7/14/06; pending	Surfect Technologies, Inc./Steven Anderson, Martin Bleck, Robert Wayne Berner, Gerard Minogue, Fernando M. Sanchez, Yixiang Xie, Thomas H. Oberlitner, Jing Zhang, Solomon Basame, Qiang Fu
Japan Serial No. 2006552314	Plating Apparatus and Method	Filed 8/4/06; pending	Surfect Technologies, Inc./Martin Bleck, Robert Wayne Berner, Gerard Minogue, Fernando M. Sanchez, Mathew Hannon, Thomas P. Griego
U.S. Provisional Application Serial No. 60/864,952	Electrode Chemical Control System and Method	Filed 11/8/06; pending	Surfect Technologies, Inc./Yixiang Xie, Steven Anderson, Solomon Basame
Japan Serial No. UNKNOWN	Dynamic Profile Anode	Filed 2/26/07; pending	Surfect Technologies, Inc.; Thomas P. Griego, Fernando M. Sanchez

Singapore Serial No. 200701319-6	Dynamic Profile Anode	Filed 2/26/07; pending	Surfect Technologies, Inc.; Thomas P. Griego, Fernando M. Sanchez
U.S. Provisional Application Serial No. 60/916,563	Plating Apparatus and Method	Filed 5/7/07; pending	Surfect Technologies, Inc./ Yixiang Xie, Steven Anderson, Miles A. Prim, Thomas H. Oberlitner, Fernando M. Sanchez Gerard Minogue, Solomon Basame

TRADEMARKS OWNED BY SURFECT

Registration No.	Title	Status*	Assignee / Inventor
2,933,536	SURFECT	Registered	Surfect Technologies, Inc.

* (Provisional, Filed or issued)

(vii) All other names by which the Company or any Subsidiary has been known or under which the Company, any Subsidiary or any respective predecessor has done business within the past five (5) years, and all entities or businesses acquired by the Company or any Subsidiary (whether through stock purchase, merger, consolidation, share exchange, acquisition of assets or otherwise) within the past five (5) years.

1. Surfect Holdings --	"Surfect Holdings, Inc." -- a Delaware corporation (September 2006 to present)
	"Windy Creek Developments, Inc." –a Delaware corporation (September 2006)
	"Windy Creek Developments, Inc." – a Nevada corporation (July 2005 – September 2006)
	"Nevada Development Associates, Inc." – a Nevada corporation (November 2001 – July 2005)
2. Surfect Technologies --	"Surfect Technologies, Inc." – a Delaware corporation (April 2006 –present)
	"Surfect Technologies, Inc." a New Mexico corporation (December 2000 – April 2006)

Schedule B

The Agent

1. Appointment. The Secured Parties (all capitalized terms used herein and otherwise defined shall have the respective meanings provided in the Security Agreement to which this Schedule B is attached (the "Agreement")), by their acceptance of the benefits of the Agreement, hereby designate Birchten Investments, Ltd. (the "Agent") as the Agent to act as specified herein and in the Agreement. Each Secured Party shall be deemed irrevocably to authorize the Agent to take such action on its behalf under the provisions of the Agreement and any other Transaction Document and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents or employees.

2. Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in the Agreement. Neither the Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by its or their gross negligence or willful misconduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of the Agreement or any other Transaction Document a fiduciary relationship in respect of the Company or any Secured Party; and nothing in the Agreement or any other Transaction Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of the Agreement or any other Transaction Document except as expressly set forth herein and therein.

3. Lack of Reliance on the Agent. Independently and without reliance upon the Agent, each Secured Party, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its Subsidiaries in connection with such Secured Party's investment in the Company, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Company and its subsidiaries, and of the value of the Collateral from time to time, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Party with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Agent shall not be responsible to the Company or any Secured Party for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Agreement or any other Transaction

Document, or for the financial condition of the Company or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Agreement or any other Transaction Document, or the financial condition of the Company, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under the Agreement, the Notes or any of the other Transaction Documents.

4. Certain Rights of the Agent. The Agent shall have the right to take any action with respect to the Collateral, on behalf of all of the Secured Parties. Without limiting the foregoing, (a) no Secured Party shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Transaction Document, and the Company shall have no right to question or challenge the authority of, or the instructions given to, the Agent pursuant to the foregoing and (b) the Agent shall not be required to take any action which the Agent believes (i) could reasonably be expected to expose it to personal liability or (ii) is contrary to this Agreement, the Transaction Documents or applicable law.

5. Reliance. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Agreement and the other Transaction Documents and its duties thereunder, upon advice of counsel selected by it and upon all other matters pertaining to this Agreement and the other Transaction Documents and its duties thereunder, upon advice of other experts selected by it. Anything to the contrary notwithstanding, the Agent shall have no obligation whatsoever to any Secured Party to assure that the Collateral exists or is owned by the Company or is cared for, protected or insured or that the liens granted pursuant to the Agreement have been properly or sufficiently or lawfully created, perfected, or enforced or are entitled to any particular priority.

6. Indemnification. To the extent that the Agent is not reimbursed and indemnified by the Company, the Secured Parties will jointly and severally reimburse and indemnify the Agent, in proportion to their initially purchased respective principal amounts of Notes, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or under the Agreement or any other Transaction Document, or in any way relating to or arising out of the Agreement or any other Transaction Document except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Agent's own gross negligence or willful misconduct. Prior to taking any action hereunder as Agent, the Agent may require each Secured Party to deposit with it sufficient sums as it determines in good faith is necessary to protect the Agent for costs and expenses associated with taking such action.

7. Resignation by the Agent. (a) The Agent may resign from the performance of all its functions and duties under the Agreement and the other Transaction Documents at any time by giving 30 days' prior written notice (as provided in the Agreement) to the Company and the Secured Parties. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below.

(b) Upon any such notice of resignation, the Secured Parties shall appoint a successor Agent hereunder.

(c) If a successor Agent shall not have been so appointed within said 30-day period, the Agent shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Secured Parties appoint a successor Agent as provided above. If a successor Agent has not been appointed within such 30-day period, the Agent may petition any court of competent jurisdiction or may interplead the Company and the Secured Parties in a proceeding for the appointment of a successor Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Company on demand.

8. Rights with respect to Collateral. Each Secured Party agrees with all other Secured Parties and the Agent (i) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Agent or any of the other Secured Parties in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (ii) that such Secured Party has no other rights with respect to the Collateral other than as set forth in this Agreement and the other Transaction Documents. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under the Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of the Agreement including this Schedule B shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.